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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2003
                                   -----------

                          STRONGHOLD TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                     333-54822                    22-376235
         ------                     ---------                    ---------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)             File Number)            Identification No.)

         777 Terrace Avenue, Hasbrouck Heights, NJ                07604
         --------------------------------------------             -----
             (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (201) 727-1464
                                                            --------------


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Item 5.           Other Events.
                  ------------

         Pursuant to a Securities Purchase Agreement (the "Purchase Agreement") dated as of April 30, 2003, by and between Stronghold Technologies, Inc. (the "Company") and Stanford Venture Capital Holdings, Inc. ("Stanford"), the Company agreed to issue to Stanford and Stanford agreed to purchase 2,444,444 shares of the Company's Series B $0.90 Convertible Preferred Stock, $.0001 par value per share (the "Series B Preferred Stock"). The aggregate purchase price for the Series B Preferred Stock will be $2,200,000, payable in tranches as set forth below.

         According to the terms of the Purchase Agreement, the Purchaser's obligation to purchase the Series B Preferred Stock on each of the six closing dates is conditioned upon the accuracy on each closing date of the representations and warranties of the Company contained in the Purchase Agreement as if made on such closing date, and the performance by the Company on or before the first closing date of all covenants and agreements of the Company required to be performed on or before the first closing date or such other closing date.

         The issuance of the aforementioned Series B Preferred Stock is scheduled to take place on each of six separate closing dates. At the first closing, which occurred on May 5, 2003, the Company received $500,000, less costs and expenses, from Stanford and issued to Stanford 555,556 shares of Series B Preferred Stock. At each of the second and third closings, which are scheduled for May 15, 2003 and June 13, 2003, upon payment by Stanford of $500,000 at each closing, the Company will issue 555,556 shares of Series B Preferred Stock. On the fourth closing date, which is scheduled for July 15, 2003, upon payment by Stanford of $300,000, the Company will issue 333,332 shares of Series B Preferred Stock. At each of the fifth and sixth closings, which are scheduled for August 15, 2003 and September 15, 2003, upon payment by Stanford of $200,000 at each closing, the Company will issue 222,222 shares of Series B Preferred Stock. For so long as any shares of Series B Preferred Stock are outstanding and held by Stanford, if the Company issues additional shares of the Company's common stock, $0.0001 par value (the "Common Stock"), or common stock equivalents, Stanford has the right to participate in the issuance such that immediately after the subsequent issuance, Stanford's ownership of the total number of outstanding shares of the Company's Common Stock (assuming the conversion of all common stock equivalents into the Company's Common Stock) equals the same percentage of the total shares of the Company's Common Stock (assuming conversion of all common stock equivalents into the Company's Common Stock) as Stanford held immediately prior to the subsequent issuance.

         In connection with the Purchase Agreement, the Company and Stanford also entered into a Registration Rights Agreement, dated April 30, 2003, that supercedes, restates and amends that certain Registration Rights Agreement, dated May 16, 2002, in which, among other things, the Company agreed to register the shares of the Company's
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Common Stock issuable upon conversion of the Series B Preferred Stock with the
Securities and Exchange Commission, not later than November 15, 2003.

         The Company and Stanford have also entered into a Consulting Agreement, pursuant to which Stanford has agreed to perform certain financial consulting and advisory services, in exchange for which the Company has agreed to pay Stanford a fee of $50,000 per year for two years.

         In addition, the Company and Stanford have: (i) waived Section 2(e)(iii) of the Series A Certificate of Designation, which provides for anti-dilution protection if the Company shall issue securities which are convertible into shares of the Company's Common Stock for an exercise price of less than $1.50; (ii) waived any rights of Stanford to Default Warrants (as defined in the Series A Registration Rights Agreement) due to the Company's failure to register its shares of Common Stock; and (iii) modified the warrants previously issued to Stanford and its assigns to purchase 2,002,750 shares of the Company's Common Stock to reduce the initial exercise price to $0.25 per share and to extend the expiration date to August 1, 2008.

         In connection with the Purchase Agreement, Christopher J. Carey, the Company's President and Chief Executive Officer, agreed to convert $543,000 of the outstanding debt owed to Mr. Carey by the Company into 603,333 shares of Common Stock of the Company at a price of $0.90 per share.

         In addition, the Company and Mr. Carey have agreed to extend the maturity dates of the Promissory Notes, dated March 18, 2003, made by the Company payable to Mr. Carey, for an aggregate amount of $400,000, to June 30, 2004. The Company, Mr. Carey and his wife, Mary Carey (as trustee), have also agreed to extend the maturity dates of loans from the Carey family trusts to the Company in the amount of $730,532, to December 31, 2003.

         The foregoing descriptions of the Purchase Agreement, Registration Rights Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are included as Exhibits 99.1 through 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

         (a) Financial Statements of Businesses Acquired.
             -------------------------------------------

             Not applicable.

         (b) Pro Forma Financial Information.
             --------------------------------
             Not applicable.



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         (c) Exhibits.
             --------
                  99.1* Securities Purchase Agreement, dated April 30, 2003, by and between Stronghold Technologies, Inc. and Stanford Venture Capital Holdings, Inc.

                  99.2 Registration Rights Agreement, dated April 30, 2003, by and between Stronghold Technologies, Inc. and Stanford Venture Capital Holdings, Inc.

                  99.3 Consulting Agreement, dated April 30, 2003, by and between Stronghold Technologies, Inc. and Stanford Venture Capital Holdings, Inc.

                  99.4 Press Release for Consummation of the Series B Financing, dated May 5, 2003.

-------------------

* The exhibits and schedules to the Securities Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003                 REGISTRANT

                                 STRONGHOLD TECHNOLOGIES, INC.

                                 By:  /s/ Christopher J. Carey
                                    -------------------------------------------
                                          Christopher J. Carey
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                     ------------

99.1* Securities Purchase Agreement, dated April 30, 2003, by and between Stronghold Technologies, Inc. and Stanford Venture
         Capital Holdings, Inc.

99.2 Registration Rights Agreement, dated April 30, 2003, by and between Stronghold Technologies, Inc. and Stanford Venture
         Capital Holdings, Inc.

99.3 Consulting Agreement, dated April 30, 2003, by and between Stronghold Technologies, Inc. and Stanford Venture Capital Holdings, Inc.

99.4     Press Release for Consummation of the Series B Financing, dated May
         5, 2003.

-------------------
* The exhibits and schedules to the Securities Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.



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